SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.


     Date of Report (Date of earliest event reported)  January 30, 1996


                                Pure World, Inc.

             (Exact name of registrant as specified in its charter)


   Delaware                       0-10566                       95-3419191
(State or other                 (Commission                  (I.R.S. Employer
jurisdiction of                 File Number)                 Identification No.)
incorporation)


           376 Main Street, P.O. Box 74, Bedminster, New Jersey 07921
         --------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)


              Registrant's telephone number, including area code:
                                 (908) 234-9220

Item 5. Other Events

     On February 6, 1996 Pure World, Inc. announced in a Press Release that it had filed suit in a Dallas, Texas Federal District Court seeking the appointment of a receiver for the assets and business of American Industrial Properties Reit. A copy of the Press Release is attached as Exhibit 99 to this Form 8-K.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PURE WORLD, INC.


                                   By:  /s/ Mark Koscinski
                                        Senior Vice President
                                        Principal Accounting Officer


Dated:  February 7, 1996